UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 1, 2016

ASPIRITY HOLDINGS LLC
(Exact Name of Registrant as Specified in Charter)

Minnesota	333-203994	27-1658449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Xenia Avenue, Suite 475, Minneapolis, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 241-3103

16233 Kenyon Ave., Suite 210, Lakeville, Minnesota 55044
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 1, 2016, Aspirity Holdings LLC (the “Company”) entered into an Employment Agreement with its President and Chief Executive Officer, Mark A. Cohn (the “Cohn Agreement”). The Cohn Agreement sets forth the terms and conditions of Mr. Cohn’s employment and provides certain severance benefits and change of control protections to Mr. Cohn. The Company will pay Mr. Cohn an annual salary of $240,000.

Effective January 1, 2016, the Company entered into an Employment Agreement with its Vice President and Chief Marketing Officer, Scott C. Lutz (the “Lutz Agreement”). The Lutz Agreement sets forth the terms and conditions of Mr. Lutz’s employment and provides certain severance benefits and change of control protections to Mr. Lutz. The Company will pay Mr. Lutz an annual salary of $185,000.

Effective January 1, 2016, the Company entered into an Employment Agreement with its Vice President and Chief Financial Officer, Wiley H. Sharp III (the “Sharp Agreement”). The Sharp Agreement sets forth the terms and conditions of Mr. Sharp’s employment and provides certain severance benefits and change of control protections to Mr. Sharp. The Company will pay Mr. Sharp an annual salary of $185,000.

Effective January 1, 2016, the Company entered into an Employment Agreement with its Vice President and Chief Operating Officer, Jeremy E. Schupp (the “Schupp Agreement”). The Schupp Agreement sets forth the terms and conditions of Mr. Schupp’s employment and provides certain severance benefits and change of control protections to Mr. Schupp. The Company will pay Mr. Schupp an annual salary of $185,000.

The foregoing descriptions are qualified in their entirety by reference to the full text of the respective Agreement, which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement effective January 1, 2016 between Aspirity Holdings LLC and Mark A. Cohn
10.2	Employment Agreement effective January 1, 2016 between Aspirity Holdings LLC and Scott C. Lutz
10.3	Employment Agreement effective January 1, 2016 between Aspirity Holdings LLC and Wiley H. Sharp III
10.4	Employment Agreement effective January 1, 2016 between Aspirity Holdings LLC and Jeremy E. Schupp

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRITY HOLDINGS LLC
Date: January 5, 2016	By	/s/ Wiley H. Sharp III
Wiley H. Sharp III
	Its	Vice President and Chief Financial Officer

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